EXHIBIT 10(AM)

NINTH AMENDMENT TO THE
NATIONAL WESTERN LIFE INSURANCE COMPANY
NON-QUALIFIED DEFINED BENEFIT PLAN

        This Ninth Amendment to the National Western Life Insurance Company Non-Qualified Defined Benefit Plan, as amended (the "Plan") is hereby adopted by National Western Life Insurance Company (the "Company").

WITNESSETH

        WHEREAS, the Plan was originally established effective January 1, 1991;

        WHEREAS, Section 6.2 of the Plan permits the Company to amend the Plan at any time; and

        WHEREAS, the Company desires to amend the Plan to exclude commissions, bonuses and similar extraordinary remuneration from the definition of "Compensation" under the Plan.

        NOW, THEREFORE, the Plan is hereby amended as follows effective as of December 5, 2003:

1.     Section 1.2(e) of the Plan is hereby amended by restating such Section to read in its entirety as follows:

                (e)      Compensation: Compensation shall be the total cash remuneration paid by the Employer during each Plan Year, as reported on Form W-2 or its subsequent equivalent. Notwithstanding the foregoing, "Compensation" shall include director's fees; amounts deferred under Code Sections 125,
       132(f)(4), or 401(k); and nonqualified elective deferrals, and "Compensation" shall exclude reimbursements or other expense allowances, moving expenses, welfare benefits, imputed value of insurance, stock option income, commissions, bonuses, and any other extraordinary remuneration.
       Compensation hereunder shall not be subject to any limitations applicable to tax-qualified plans, such as pursuant to Code Sections 401(a)(17) or 415. Prior to January 1, 2000, "NWAMI compensation"
       was excluded from the definition of "Compensation."

2.     Except as hereinabove amended, the Plan, as previously amended, shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company has adopted and executed this Ninth Amendment this 17th day of October, 2003.
National Western Life Insurance Company

/s/ James P. Payne

By: James P. Payne

Its: Senior Vice President - Secretary

Approved by the Board of Directors October 17, 2003.